Subsequent Event	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Event	NOTE 17—SUBSEQUENT EVENTSfootnote
footnote:	E&Y to update as necessary.

NOTE 19—SUBSEQUENT EVENT

Sale of 2GIG Technologies, Inc.

On April 1, 2013, the Company completed the 2GIG Sale to Nortek. Pursuant to the terms of the 2GIG Sale, Nortek acquired all of the outstanding common stock of 2GIG for aggregate cash consideration of approximately $135,000,000, subject to cash, working capital and indebtedness adjustments as provided in the purchase agreement associated with the sale. In connection with the 2GIG Sale, the Company entered into a five-year supply agreement with 2GIG, pursuant to which 2GIG will be the exclusive provider of the Company’s control panel requirements. Due to our continued involvement with 2GIG under this agreement, it is not considered a discontinued operation.